SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): August 20, 1999

                        IMAGING TECHNOLOGIES CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)


           Delaware                       0-12641                33-0021693
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 (State or Other Jurisdiction of        (Commission           (I.R.S. Employer
         Incorporation)                  File Number)       Identification No.)


             15175 Innovation Drive
              San Diego, California                                    92128
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  (Address of Principal Executive Offices)                           (Zip Code)


(Registrant's telephone number, including area code):   (619) 613-1300


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 3.       Receivership

              On August 20, 1999, pursuant to an Order Appointing Receiver of the Superior Court of the State of California for the County of San Diego, proceeding number 728735, Imperial Bank vs. Imaging Technologies Corporation and certain other parties, Michael D. Myers was appointed the receiver on behalf of Imperial Bank.

Item 5.       Other Events.

              On August 24, 1999, the registrant issued a press release, a copy of which is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.


Exhibit Number            Description
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99.1                      Press release dated August 24, 1999 issued by the
                          registrant.



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    August 31, 1999           IMAGING TECHNOLOGIES CORPORATION


                                   By:  /s/      Brian Bonar
                                        ----------------------------------------
                                          Name:  Brian Bonar
                                          Title: President and Chief
                                                    Executive Officer

                                  EXHIBIT INDEX




Exhibit
Number                     Description
-------                    -----------

99.1                  Imaging Technologies Corporation's press release dated
                      August 24, 1999.